Exhibit 99.1

                           HOUSEHOLD [LOGO OMITTED]

_______________________________________________________________________________
RMBS New Issue Term Sheet

$877,689,000 (approximate)

Household Home Equity Loan Trust 2004-1
Issuer

Closed-End Home Equity Loan Asset-Backed Notes, Series 2004-1

HFC Revolving Corporation
Depositor

Household Finance Corporation
Master Servicer

July 13, 2004

Deutsche Bank, HSBC, and Morgan Stanley
Lead Managers

Barclays and Citigroup
Co-Managers



The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

-------------------------------------------------------------------------------
Household Home Equity Loan Trust 2004-1
Closed-End Home Equity Loan Asset-Backed Notes, Series 2004-1
$877,689,000 (approximate)                                            HOUSEHOLD
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                  Disclaimer
-------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any such offer to buy or sell any security or instrument or to engage in a transaction would be made only after a prospective participant had completed its own independent investigation of the transaction and received all information it required to make its own investment decision, including, where applicable, a review of any offering circular, memorandum or prospectus describing such security or instrument which would contain material information not contained herein and to which prospective participants are referred. In the event of any such offering, this information shall be deemed superseded and replaced in its entirety by such offering circular, memorandum or prospectus. By accepting this information, the recipient agrees that it will not distribute or provide such information to any other person. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities or transactions would conform to the terms hereof. Morgan Stanley and its affiliates disclaim any and all liability relating to this information.

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. Morgan Stanley is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.

Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither Morgan Stanley or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. Morgan Stanley does not undertake or have any responsibility to notify you of any changes to the attached information. Morgan Stanley & Co. Incorporated, its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.



-------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

-------------------------------------------------------------------------------
Household Home Equity Loan Trust 2004-1
Closed-End Home Equity Loan Asset-Backed Notes, Series 2004-1
$877,689,000 (approximate)                                            HOUSEHOLD
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
                          Forward Looking Statements
-------------------------------------------------------------------------------
Some of the statements contained herein consist of forward-looking statements, within the meaning of Section 27A of the Securities Act, relating to future economic performance or projections and other financial items. These statements can be identified by the use of forward-looking words such as
"may," "will," "should," "expects," "believes," "anticipates," "estimates," or other comparable words. Forward-looking statements are subject to a variety of risks and uncertainties that could cause actual results to differ from the projected results. Those risks and uncertainties include, among others, general economic and business conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond our control. Because we cannot predict the future, what actually happens may be very different from what we predict in our forward-looking statements.
-------------------------------------------------------------------------------








-------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

-------------------------------------------------------------------------------
Household Home Equity Loan Trust 2004-1
Closed-End Home Equity Loan Asset-Backed Notes, Series 2004-1
$877,689,000 (approximate)                                            HOUSEHOLD
-------------------------------------------------------------------------------



                               Household Home Equity Loan Trust Asset-Backed Notes, Series 2004-1

-------------------------------------------------------------------------------------------------------------------------------
                                                              Notes

                                                                       Expected
                                                                       Principal
                     Expected                             Expected      Window      Modified
                   Approximate      Interest Principal    WAL (yrs)      (mos)      Duration
     Notes           Size (1)         Type      Type      Call/Mat     Call/Mat     Call/Mat           Expected Ratings
 (1)(2)(3)(4)
---------------- ----------------- --------- ----------- ------------ ------------ ------------ ----------- ---------- --------
                                                                                                 Moody's       S&P      Fitch
---------------- ----------------- --------- ----------- ------------ ------------ ------------ ----------- ---------- --------
       A            702,644,000     Floating   Senior     2.25/2.43      65/97      2.16/2.32      Aaa         AAA       AAA
---------------- ----------------- --------- ----------- ------------ ------------ ------------ ----------- ---------- --------
       M            175,045,000     Floating    Mezz      2.25/2.43      65/97      2.15/2.31      Aa2         AA        AA
---------------- ----------------- --------- ----------- ------------ ------------ ------------ ----------- ---------- --------


-------------------------------------------------------------------------------
Notes:

(1) The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.

(2) The Notes are priced to a 15% optional clean-up call (as a percentage of the aggregate initial principal amount of the Notes). If the Optional Termination is not exercised, an auction process will begin in the third following month. Starting with the month after the first failed auction, all payments that would normally go to the ownership interest in the Trust will be used to pay down the Notes.

(3)  It is expected that the Notes will be subject to an Available Funds Cap.

(4)  Based on the prepayment Pricing Speed as described below.




-------------------------------------------------------------------------------
                                Pricing Speed:

100% PPC:

100% PPC assumes on a seasoning adjusted basis that prepayments start at 0%
CPR in month one, increase by approximately 1.3158% each month to 25% CPR in month twenty, and remain at 25% CPR thereafter.
-------------------------------------------------------------------------------







-------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

-------------------------------------------------------------------------------
Household Home Equity Loan Trust 2004-1
Closed-End Home Equity Loan Asset-Backed Notes, Series 2004-1
$877,689,000 (approximate)                                            HOUSEHOLD
-------------------------------------------------------------------------------


                                   CONTACTS
-------------------------------------------------------------------------------
Morgan Stanley

SPG Capital Markets

Jay Hallik                                Tel: 212-761-2252
Vice President                            Fax: 212-507-4002
                                          jay.hallik@morganstanley.com

Rick Onkey                                Tel: 212-761-2122
Vice President                            Fax: 212-507-8268
                                          richard.onkey@morganstanley.com

Rating Agencies
Daniel Gringauz- Moody's                  (212) 553-4108
Ben Katzburg - Fitch                      (212) 908-0269
Scott Mason - S&P                         (212) 438-2539
Becky Cao - S&P                           (212) 438-2595
-------------------------------------------------------------------------------





-------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

-------------------------------------------------------------------------------
Household Home Equity Loan Trust 2004-1
Closed-End Home Equity Loan Asset-Backed Notes, Series 2004-1
$877,689,000 (approximate)                                            HOUSEHOLD
-------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                    SUMMARY OF TERMS
------------------------------------------------------------------------------------------------------------------------
Issuer:                    Household Home Equity Loan Trust 2004-1 (the "Trust")

Sellers:                   Wholly owned subsidiaries of Household Finance Corporation, including subsidiaries of
                           Beneficial Corporation

Offered Notes:             Closed-End Home Equity Loan Asset-Backed Notes, Series 2004-1 (the "Notes")

Depositor:                 HFC Revolving Corporation

Master Servicer:           Household Finance Corporation

Indenture Trustee:         U.S. Bank National Association

Paying Agent:              HSBC Bank USA, N.A.

Owner Trustee:             The Bank of New York

Co-Lead Managers:          Deutsche Bank Securities Inc., HSBC Securities (USA) Inc., and Morgan Stanley & Co.
                           Incorporated

                           (HSBC Securities (USA) Inc. is an affiliate of Household Finance Corporation, the Sellers and HFC Revolving Corporation)

Co-Managers:               Barclays Capital Inc.
                           Citigroup Global Markets Inc.


Expected Pricing Date:     On or about July 15, 2004

Expected Closing Date:     On or about July 22, 2004

Tax Status:                Subject to the considerations in the Prospectus, the Notes will be debt for federal income tax purposes.

ERISA Eligibility:         The Notes are expected to be ERISA eligible.

SMMEA Eligibility:         The Notes will NOT constitute "mortgage related securities"
                           for purposes of SMMEA.

Servicing Fee:             0.50% per annum of the outstanding principal balance of each home equity loan as of the first day of the related Collection Period.

Statistical Cut-Off Date:  The close of business on July 1, 2004

Cut-Off Date:              The close of business on July 11, 2004
------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

-------------------------------------------------------------------------------
Household Home Equity Loan Trust 2004-1
Closed-End Home Equity Loan Asset-Backed Notes, Series 2004-1
$877,689,000 (approximate)                                            HOUSEHOLD
-------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                              SUMMARY OF TERMS (Continued)
------------------------------------------------------------------------------------------------------------------------
Home Equity Loans:         There will be 9,819 closed-end, fixed or declining rate, fully amortizing home equity loans with an aggregate principal balance of approximately $1,036,067,394 as of the Statistical
                           Cut-Off Date. As of the Cut-Off Date, there were 9,416 loans in the pool with an aggregate principal balance of approximately $986,167,789. The home equity loans are secured by first or second liens on one-to-four family residential properties. All of the home equity loans are simple interest home equity loans, which require that each monthly payment consist of an installment of interest which is calculated according to the simple interest method on the basis of the outstanding principal balance of that home equity loan multiplied by the applicable monthly interest rate for the number of days in the period elapsed since the preceding payment of interest was made.

                           For collateral statistics please see the "Description of the Statistical Cut-off Date
                           Collateral" below.

Payment Dates:             The 20th of each month,  or if such day is not a business  day, the next  succeeding  business day, beginning in August 2004.

Accrued Interest:          The price to be paid by  investors  for the Notes  will not  include  accrued  interest  (i.e.
                           settle flat, 0 delay days).

Collection Period:         The calendar month preceding the month in which such Payment Date occurs, except that with respect to the initial Payment Date, the Collection Period is the period from the Cut-Off
                           Date and ending on July 31, 2004.

Interest Accrual Period:   The interest accrual period for the Notes with respect to any Payment Date will be the period beginning with the previous Payment Date (or, in the case of the first Payment Date, the
                           Closing Date) and ending on the day prior to such Payment Date (on an actual/360 day count basis).

Payment Delay:             0 days

Form of Notes:             Book entry form, same day funds (through DTC, and if applicable, Euroclear and Clearstream)
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

-------------------------------------------------------------------------------
Household Home Equity Loan Trust 2004-1
Closed-End Home Equity Loan Asset-Backed Notes, Series 2004-1
$877,689,000 (approximate)                                            HOUSEHOLD
-------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                              SUMMARY OF TERMS (Continued)
------------------------------------------------------------------------------------------------------------------------

Substitution Ability:      The Master Servicer will have the right to substitute up to 2% of the aggregate pool balance of the home equity loans as of the Cut-Off Date, subject to required eligibility criteria.

Optional                   On the Payment Date immediately following the first Payment Date on which the aggregate
Termination/Maturity       principal balance of the Notes is less than 15% of the aggregate principal balance of the
Date:                      Notes on the Closing Date, the Master Servicer will have the option to purchase the remaining home equity loans from the trust. To the extent that the Master Servicer does not exercise its optional termination right within three months of the Payment Date on which the purchase option could first be exercised, on the following Payment Date the Indenture Trustee will begin an auction process to sell the remaining home equity loans in the trust. In addition, if the principal and interest due on the Notes is not paid in full by the Payment Date in
                           July 2014, the Indenture Trustee immediately will begin an auction process for the sale of the remaining home equity loans. On each Payment Date subsequent to the earlier of (i) the date on which the first auction conducted in connection with the 15% optional termination outlined above is not successful and (ii) the July 2014 Payment Date, all payments that would normally be distributed to the ownership interest in the trust will be used to pay down the
                           Notes. Generally, at the time the home equity loans are sold, the outstanding principal balance of the Class A and Class M Notes will be paid in full with accrued interest and any
                           Class A and Class M Supplemental Interest Amount. However, in certain limited circumstances
                           (with consent of 66 2/3% of the outstanding principal balance of all of the Notes in the aggregate), the home equity loans remaining in the trust after the Payment Date in July 2014 may be sold for less than the full outstanding principal balance of, and accrued interest and any Supplemental Interest Amount on, the Class A and Class M Notes.

Monthly Master             The Master Servicer will not make advances relating to delinquent payments of principal and
Servicer Advances:         interest with respect to any home equity loan included in the home equity pool.


Prospectus:                 The Notes are being offered pursuant to a prospectus supplemented by a prospectus supplement
                           (together, the "Prospectus"). Complete information with respect to the Notes and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Notes may not be consummated unless the purchaser has received the
                           Prospectus.

                           PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE
                           CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE NOTES. ALSO, PLEASE CAREFULLY CONSIDER
                           "RECENT DEVELOPMENTS" IN THE PROSPECTUS IN CONNECTION WITH AN INVESTMENT IN THE NOTES.





-------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

-------------------------------------------------------------------------------
Household Home Equity Loan Trust 2004-1
Closed-End Home Equity Loan Asset-Backed Notes, Series 2004-1
$877,689,000 (approximate)                                            HOUSEHOLD
-------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                   CREDIT ENHANCEMENT
------------------------------------------------------------------------------------------------------------------------
Credit Enhancement:        1) Excess Interest: Because more interest is expected to be paid by the borrowers than is necessary to pay interest on the Notes and other expenses of the Trust each month, there is expected to be excess interest which may be used to make additional payments of principal on the Notes.

                           2) Overcollateralization: The excess of the principal balance of the home equity loans over the outstanding principal balance of the Class A and Class M Notes represents overcollateralization which will be applied to absorb some losses on the home equity loans to the extent not covered by Excess Interest. The overcollateralization will be represented by the equity certificate of the trust, which will initially be held by the
                              Depositor. The Excess Interest described above will be distributed to the Class A and
                              Class M Notes as principal if the Overcollateralization Amount is below the required level. This will reduce the principal balance of the Class A and Class M Notes faster than the principal balance of the home equity loans until the Targeted
                              Overcollateralization Amount is reached.

                           3) Subordination: If the funds available to pay scheduled interest on the Notes are insufficient to fully pay all interest then due, payments of interest on the Class A
                              Notes will be paid before payments of interest on the Class M Notes. Similarly, if the funds available to pay scheduled payments of principal on the Notes are insufficient to fully pay all principal then due, payments of principal on the Class A Notes will be paid before payments of principal on the Class M Notes.

 Stepdown Date:            The later to occur of (x) the Payment Date in August 2007 and (y) the first Payment Date on which the aggregate pool balance of the home equity loans has been reduced to 50.00% of the aggregate pool balance of the home equity loans as of the Cut-Off Date.



-------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

-------------------------------------------------------------------------------
Household Home Equity Loan Trust 2004-1
Closed-End Home Equity Loan Asset-Backed Notes, Series 2004-1
$877,689,000 (approximate)                                            HOUSEHOLD
-------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                             CREDIT ENHANCEMENT (Continued)
------------------------------------------------------------------------------------------------------------------------
Initial                    On the Closing Date, the Overcollateralization Amount will be equal to approximately 11.00%
Overcollateralization      of the aggregate principal balance of the home equity loans as of the Cut-Off Date.
Amount:

Targeted                   With respect to any Payment Date (x) prior to the Stepdown Date, an amount equal to 17.00% of
Overcollateralization      the aggregate principal balance of the home equity loans as of the Cut-Off Date, and (y) on
Amount:                    and after the Stepdown Date and on which a Trigger Event is not in effect, the greater of (i)
                           34.00% of the aggregate principal balance of the home equity loans as of the last day of the related Collection Period and (ii) 1.00% of the aggregate principal balance of the home equity loans as of the Cut-Off Date. If a Trigger Event is in effect on any Payment Date on or after the Stepdown Date, the Targeted Overcollateralization Amount for such Payment Date shall be equal to the Targeted Overcollateralization Amount for the immediately preceding
                           Payment Date.

                           In the event that the Targeted Overcollateralization Amount is permitted to decrease, or
                           "step down" on a Payment Date in the future, a portion of the principal collections to be distributed on that Payment Date will be paid to the holder of the ownership interest in the
                           Trust. This has the effect of decelerating the amortization of the Notes relative to the amortization of the home equity loans, and of reducing the Overcollateralization Amount.

Interim                    With respect to any Payment Date, the excess, if any, of the aggregate principal balance of
Overcollateralization      the home equity loans as of the last day of the related Collection Period over (i) the
Amount:                    aggregate principal balance of the Notes on such Payment Date (before taking into account any payments of principal on that Payment Date) less (ii) the sum of (a) the principal collections received during such Collection Period (b) the Additional Principal Reduction
                           Amount for such Payment Date and (c) the Principal Carry Forward Amount for each class of
                           Notes for such Payment Date.

Interim                    With respect to any Payment Date, the excess, if any, of the Targeted Overcollateralization
Overcollateralization      Amount over the Interim Overcollateralization Amount.
Deficiency:

Overcollateralization      With respect to any Payment Date, the excess, if any, of (x) the aggregate principal balance
Amount:                    of the home equity loans as of the last day of the related Collection Period over (y) the principal amount of the Class A and Class M Notes (after taking into account any payments of principal on such Payment Date).
-------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

-------------------------------------------------------------------------------
Household Home Equity Loan Trust 2004-1
Closed-End Home Equity Loan Asset-Backed Notes, Series 2004-1
$877,689,000 (approximate)                                            HOUSEHOLD
-------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                             CREDIT ENHANCEMENT (Continued)
------------------------------------------------------------------------------------------------------------------------
Overcollateralization      With respect to any Payment Date, the amount (but not in excess of the principal collections
Release                    received during the related Collection Period) equal to the excess, if any, of (i) the
Amount:                    Interim Overcollateralization Amount for such Payment Date over (ii) the Targeted
                           Overcollateralization Amount for such Payment Date.

Trigger Event:             Will be in effect on any Payment Date on or after the Stepdown Date on which either (i) the three month rolling average of the Two Payment Plus Delinquency Percentage for such Payment
                           Date equals or exceeds 10.00%, or (ii) the Cumulative Loss Percentage for such Payment Date exceeds the percentage for such Payment Date as described below.

Two Payment Plus           With respect to any Collection Period, a fraction, expressed as a percentage, the numerator
Delinquency                of which is equal to the aggregate of the principal balances of all home equity loans that
Percentage:                are two or more payments contractually delinquent, in bankruptcy or in foreclosure or REO home equity loans, and the denominator of which is the aggregate principal balance of the home equity loans as of the end of such Collection Period.

Cumulative Loss            With respect to any Payment Date on or after the Stepdown Date, a Trigger Event will be in
Percentage:                effect if the Cumulative Loss Percentage exceeds the values defined below:

                                     Payment Dates                     Cumulative Loss Percentage
                                     -------------                     --------------------------

                            August 2007 - July 2008                             10.50%

                            August 2008 - July 2009                             15.00%

                            August 2009 and thereafter                          19.00%

------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

-------------------------------------------------------------------------------
Household Home Equity Loan Trust 2004-1
Closed-End Home Equity Loan Asset-Backed Notes, Series 2004-1
$877,689,000 (approximate)                                            HOUSEHOLD
-------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                   PASS THROUGH RATES
----------------------------------------------------------------------------------------------------------------------------------
Note Rate:                 Each class of Notes will accrue interest during each Interest Accrual Period at a variable rate per annum equal to the lesser of (i) the Formula Rate for such class and Interest
                           Accrual Period and (ii) the Available Funds Cap for the related Payment Date.

Formula Rate:              With respect to each class of Notes and any Interest Accrual Period, a per annum rate equal to the sum of (a) One-Month LIBOR for such Interest Accrual Period and (b) the applicable note margin for such class and Interest Accrual Period.

Available Funds Cap:       With respect to any Payment Date a per annum rate equal to the product of (x) the weighted average of the net loan rates of each home equity loan, in each case outstanding as of the first day of the related Collection Period, and (y) a fraction the numerator of which is 30 and the denominator of which is the number of days in the related Interest Accrual Period.

Current Interest:          With respect to any Payment Date and each class of Notes, an amount equal to interest accrued during the related Interest Accrual Period on the principal amount of such class of Notes immediately prior to the Payment Date at the applicable Note Rate.

Supplemental Interest      With respect to any Payment Date and each class of Notes, the sum of (i) the excess, if any,
Amount:                    of interest accrued on such class of Notes during the related Interest Accrual Period at the applicable Formula Rate over interest due on such class of Notes at the applicable Note Rate;
                           (ii) any Supplemental Interest Amount for such class remaining unpaid from prior Payment
                           Dates; and (iii) interest on the amount in clause (ii) at the applicable Formula Rate.

Interest Carry Forward      As to each class of Notes and any Payment Date, the sum of (x) the amount, if any, by which
Amount:                    (i) the sum of the Current Interest and the Interest Carry Forward Amount for such class of
                           Notes as of the immediately preceding Payment Date exceeded (ii) the amount of the actual payments in respect of such amounts made to such class of Notes on such preceding Payment
                           Date plus (y) interest on such amount calculated for the related Interest Accrual Period at the related Note Rate.

----------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

-------------------------------------------------------------------------------
Household Home Equity Loan Trust 2004-1
Closed-End Home Equity Loan Asset-Backed Notes, Series 2004-1
$877,689,000 (approximate)                                            HOUSEHOLD
-------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                 ADDITIONAL DEFINITIONS
----------------------------------------------------------------------------------------------------------------------------------
Available Payment          The sum of (a) principal and net interest collections received on the home equity loans
Amount:                    during the related Collection Period only and (b) any amounts required to be paid in connection with the termination of the Trust.

Principal Payment          As to any Payment Date, (a) the principal collections received on the home equity loans
Amount:                    during the related Collection Period for such Payment Date minus (b) for Payment Dates occurring on and after the Stepdown Date and for which a Trigger Event is not in effect, the
                           Overcollateralization Release Amount, if any.

Additional Principal       As to any Payment Date, the aggregate outstanding principal balance of the home equity loans
Reduction Amount:          as of the first day of the related Collection Period less the sum of (x) the aggregate principal balance of the home equity loans as of the last day of the related Collection
                           Period and (y) the principal collections received on the home equity loans during the related
                           Collection Period.

Principal Carry            As to each class of Notes and any Payment Date, the amount, if any, by which (i) the
Forward Amount:            Principal Carry Forward Amount, Principal Payment Amount and Additional Principal Reduction
                           Amount payable to such class of Notes, as of the preceding Payment Date, exceeded (ii) the amount of principal actually paid to the holders of such class in respect of such amounts on such prior Payment Date.

Extra Principal            The lesser of (i) the Monthly Excess Cashflow and (ii) the Interim Overcollateralization
Payment                    Deficiency.
Amount:

Monthly Excess Cashflow:   With respect to any Payment Date, the excess, if any, of (i) net interest collections received during the related Collection Period over (ii) the sum of (x) the Current Interest plus the Interest Carry Forward Amount for each class of Notes for such Payment Date, (y) the
                           Additional Principal Reduction Amount for such Payment Date and (z) the Principal Carry
                           Forward Amount for each class of Notes for such Payment Date.





-------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

-------------------------------------------------------------------------------
Household Home Equity Loan Trust 2004-1
Closed-End Home Equity Loan Asset-Backed Notes, Series 2004-1
$877,689,000 (approximate)                                            HOUSEHOLD
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                     PRINCIPAL AND INTEREST DISTRIBUTIONS
-------------------------------------------------------------------------------

On each Payment Date, the Paying Agent shall pay amounts on deposit in the collection account, to the extent of the Available Payment Amount, in the following amounts and order of priority:

(i) To the holders of the Class A Notes, the Current Interest and any Interest Carry Forward Amount for such class and Payment Date;

(ii) To the holders of the Class M Notes, the Current Interest and any Interest Carry Forward Amount for such class and Payment Date;

(iii) To the Class A Notes until the principal balance of such Class A Notes has been reduced to zero, approximately 80.05614745% of the Principal Payment Amount for such Payment Date;

(iv) To the Class A Notes, the Principal Carry Forward Amount with respect to the Class A Notes for such Payment Date;

(v) To the Class A Notes until the principal balance of such Class A Notes has been reduced to zero, approximately 80.05614745% of the Additional Principal Reduction Amount for such Payment Date;

(vi) To the Class M Notes until the principal balance of such Class M Notes has been reduced to zero, approximately 19.94385255% of the Principal Payment Amount for such Payment Date;

(vii) To the Class M Notes, the Principal Carry Forward Amount with respect to the Class M Notes for such Payment Date;

(viii) To the Class M Notes until the principal balance of such Class M Notes has been reduced to zero, approximately 19.94385255% of the Additional Principal Reduction Amount for such Payment Date;

(ix) Concurrently, to each class of the Notes until the principal balance of each class of Notes has been reduced to zero, approximately 80.05614745% of the Extra Principal Payment Amount for such Payment Date to the Class A Notes and approximately 19.94385255% of the Extra Principal Payment Amount for such Payment Date to the Class M Notes;

(x) To each class of Notes, pro rata based on unpaid Supplemental Interest Amounts, the outstanding Class A Supplemental Interest Amount and Class M Supplemental Interest Amount for such Payment Date;

(xi) to the Owner Trustee on behalf of the Trust, an amount sufficient to pay any judgment or settlement affecting the Trust; and

(xii) to the holder of the ownership interest in the Trust, any remaining Available Payment Amount, subject to certain limitations.
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

-------------------------------------------------------------------------------
Household Home Equity Loan Trust 2004-1
Closed-End Home Equity Loan Asset-Backed Notes, Series 2004-1
$877,689,000 (approximate)                                            HOUSEHOLD
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
        Delinquency and Loss Experience of the Master Servicer's Closed
                           End Home Equity Portfolio
-------------------------------------------------------------------------------
The information presented below summarizes the delinquency and loss experience for all closed-end home equity loans originated by the United States consumer lending business of HFC, including loans purchased with servicing performed by HFC and its subsidiaries that were originated through a sourcing relationship, real estate acquired through foreclosures, and the retail operations of Beneficial Corporation, a subsidiary of HFC. The policies and practices described below are those of HFC's consumer lending business with respect to home equity loans.

HFC determines the delinquency status of a home equity loan on the basis of contractual delinquency, which is a method of determining delinquency status based on the status of payments due under the home equity loan. The delinquency status of a home equity loan may be affected by HFC's account management policies and practices for the collection of home equity loans in its consumer lending portfolio as described below. Under these policies and practices, HFC may treat a home equity loan as current based upon indicia or criteria that in its judgment evidence a probability of continued payment. These policies and procedures are designed to maintain and improve borrower relationships, to maximize collections and to avoid foreclosure if reasonably possible.

HFC's primary account management practice that resets the delinquency status of a home equity loan to contractually current is referred to as a restructure. Restructuring is used in situations where a delinquent borrower is in a position to resume making payments but may not have sufficient funds to pay all past due amounts. A restructure does not change the maturity date of the home equity loan but does require the borrower to pay all amounts due on or before the maturity date. "Hardship restructures" or "workout restructures" are situations in which the payment and/or interest rate may be modified on a temporary or permanent basis.

The fact that restructure criteria may be met for a particular home equity loan does not require HFC to restructure that loan, and the extent to which HFC restructures home equity loans that are eligible under the criteria will vary depending upon its view of prevailing economic conditions and other factors that may change from time to time. The application of this practice is subject to complexities, variations and changes from time to time. These policies and practices are continually under review and assessment to assure that they meet the goals outlined above, and consequently, HFC will modify or permit exceptions to these general policies and practices from time to time. In addition, exceptions to these policies and practices may be made in specific situations in response to legal or regulatory agreements or orders. When comparing delinquency and loss experience in different periods, the fact that HFC's restructure policies and practices will change over time and that exceptions are made to those policies and practices, should be taken into account.


-------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

-------------------------------------------------------------------------------
Household Home Equity Loan Trust 2004-1
Closed-End Home Equity Loan Asset-Backed Notes, Series 2004-1
$877,689,000 (approximate)                                            HOUSEHOLD
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
        Delinquency and Loss Experience of the Master Servicer's Closed
                     End Home Equity Portfolio (Continued)
-------------------------------------------------------------------------------

In the third quarter of 2003, HFC implemented certain changes to its restructure policies and practices that generally apply to loans originated after January 1, 2003. These policies and practices to be effective for loans originated after January 1, 2003 are:

o home equity loans may be restructured upon receipt of two qualifying payments within the 60 days preceding the restructure;
o home equity loans will be limited to four restructures in a rolling 60 month period;
o home equity loans will generally not be eligible for restructure until nine months after origination;
o home equity loans whose borrowers have filed for Chapter 7 bankruptcy protection may be restructured upon receipt of a signed reaffirmation agreement;
o home equity loans whose borrowers are subject to a Chapter 13 plan filed with a bankruptcy court generally may be restructured upon receipt of one qualifying payment;
o except for bankruptcy reaffirmation and filed Chapter 13 plans, a home equity loan will generally not be restructured more than once in a 12 month period;
o borrowers who have been affected by a disaster may be allowed to skip a payment; and
o home equity loans whose borrowers agree to make payments by automatic withdrawal may generally be restructured upon receipt of one qualifying payment.

Home equity loans originated prior to January 1, 2003 will generally be subject to restructure policies and practices that differ from those summarized above. The policies and practices applicable to those loans are summarized below:

o home equity loans may be restructured upon receipt of two qualifying payments within 60 days; however, home equity loans whose borrowers are in workout, disaster or strike situations may be restructured upon receipt of one payment or no payments;
o home equity loans whose borrowers have filed for Chapter 7 bankruptcy protection may be restructured upon receipt of a signed reaffirmation agreement;
o home equity loans whose borrowers are subject to a Chapter 13 plan filed with a bankruptcy court generally may be restructured upon receipt of one qualifying payment;
o except for bankruptcy reaffirmation and filed Chapter 13 plans, agreed automatic withdrawal or workout/disaster/strike situations, home equity loans are generally limited to one restructure every 12 months;
o home equity loans generally are not eligible for restructure until six months after origination; and
o home equity loans whose borrowers agree to make payments by automatic withdrawal may generally be restructured with one qualifying payment.


-------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

-------------------------------------------------------------------------------
Household Home Equity Loan Trust 2004-1
Closed-End Home Equity Loan Asset-Backed Notes, Series 2004-1
$877,689,000 (approximate)                                            HOUSEHOLD
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
        Delinquency and Loss Experience of the Master Servicer's Closed
                     End Home Equity Portfolio (Continued)
-------------------------------------------------------------------------------

In addition to restructuring home equity loans, in limited situations HFC may enter into a rewrite with a borrower. HFC enters into rewrites to manage borrower relationships, maximize collections and avoid foreclosure if reasonably possible. In a rewrite, a new home equity loan is written for a borrower whose home equity loan is delinquent, and the proceeds of the new home equity loan are applied to prepay the delinquent home equity loan in full. The new home equity loan will be treated as contractually current and will not be reflected in delinquency statistics, and will not be substituted or otherwise added to the trust.

Delinquency and loss experience of home equity loans purchased from other lenders, including through correspondent and wholesale operations, are not included in the following tables. The tables also exclude information for HFC's revolving home equity loans. With respect to home equity loans, HFC's general policy is to initiate foreclosure on the mortgaged property only after the home equity loan is more than two months delinquent, any notices required by law have been sent to the borrower and the foreclosure is authorized by management. Foreclosure proceedings may be terminated if the delinquency is cured. However, under certain circumstances, HFC may elect not to commence foreclosure if (1) the borrower's default is due to special circumstances which are temporary and are not expected to last beyond a specified period (see related discussion above) or (2) there is no economic benefit from the pursuit of foreclosure taking into account the expected costs of foreclosure and property restoration and management. HFC's policy with respect to charged-off amounts is generally to recognize losses on past due accounts when HFC takes title to the property in foreclosure proceedings or a settlement with the borrower is reached. The data presented in the following tables are for illustrative purposes only, and there is no assurance that the delinquency and loss experience of the home equity loans will be similar to that described on the following page.



-------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

-------------------------------------------------------------------------------
Household Home Equity Loan Trust 2004-1
Closed-End Home Equity Loan Asset-Backed Notes, Series 2004-1
$877,689,000 (approximate)                                            HOUSEHOLD
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
        Delinquency and Loss Experience of the Master Servicer's Closed
                     End Home Equity Portfolio (Continued)
-------------------------------------------------------------------------------

Beneficial and HFC Closed-End Home Equity Loan Delinquency Experience

                                      At March 31,                               At December 31,
                                  -------------------------------------------------------------------------------------------------
                                          2004           2003            2002           2001           2000              1999
                                  -------------------------------------------------------------------------------------------------
Number of home equity loans                 283,958         281,297         285,654         255,118         207,828         151,564
managed

Aggregate principal balance of      $25,962,879,574 $25,128,592,340 $23,095,352,687 $19,327,020,694 $13,520,396,079  $9,030,156,919
home equity loans managed

Contractually delinquent
principal balances
of the home equity loans
managed

One payment past due                   $649,944,259    $723,798,204    $751,973,652    $551,652,745    $422,286,344    $425,152,949

Two payments past due                  $147,536,849    $151,709,503    $168,040,461     $86,227,538     $50,625,989     $40,666,317

Three or more payments past due        $899,346,173    $940,458,464    $666,674,276    $433,046,224    $294,647,865    $219,412,482

Principal balance of home equity
loans managed three or more
payments past due as a percentage
of the aggregate principal balance
of the home equity loans managed              3.46%           3.74%           2.89%           2.24%           2.18%           2.43%

In the foregoing table, "home equity loans managed" includes home equity loans owned and serviced with limited recourse and
"contractually delinquent principal balances of the home equity loans managed" includes REO Home Equity loans.



Beneficial and HFC Closed-End Home Equity Loan Loss Experience

                                        At or for the
                                         period ended                     At or for the period ended December 31,
                                          March 31,
                                  -------------------------------------------------------------------------------------------------
                                          2004           2003            2002           2001           2000              1999
                                  -------------------------------------------------------------------------------------------------
Number of home equity loans                 283,958         281,297         285,654         255,118         207,828         151,564
managed

Average principal balance of
home equity loans managed           $25,618,407,134 $24,187,891,026 $21,906,970,326 $16,299,225,561 $11,227,917,100  $7,308,311,310

Gross charge-offs                       $71,042,197    $257,590,393    $164,485,887     $81,677,475     $67,740,620     $49,140,624

REO expense                             $25,996,431     $78,496,211     $49,507,984     $39,026,156     $32,757,512     $27,322,858

Ratio of gross charge-offs to
average balance                              1.11%*           1.06%           0.75%           0.50%           0.60%           0.67%

Ratio of gross charge-offs and
    REO expense to average balance           1.52%*           1.39%           0.98%           0.74%           0.90%           1.05%

In the foregoing table, "home equity loans managed" includes home equity loans owned and serviced with limited recourse and
"average principal balance of the home equity loans managed" is the average of the monthly average principal balances. "Gross charge-offs" is the loss recognized (a) upon settlement with the borrower for less than the entire amount due, and (b) upon writedown to the net realizable value of a property when HFC or a subsidiary acquires title to the property. Expenses incurred in foreclosing upon, maintaining or selling the property, additional losses taken upon decline of the property's net value or any loss on sale of the underlying property are reflected separately above as "REO expense."
        * Loan Loss Experience percentages shown for March 31, 2004 have been annualized


-------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

-------------------------------------------------------------------------------
Household Home Equity Loan Trust 2004-1
Closed-End Home Equity Loan Asset-Backed Notes, Series 2004-1
$877,689,000 (approximate)                                            HOUSEHOLD
-------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
            DESCRIPTION OF THE STATISTICAL CUT-OFF DATE COLLATERAL
----------------------------------------------------------------------------------------------------------------------------------


Summary                                                                                                  Minimum          Maximum
                                                                                                         -------          -------
----------------------------------------------------------------------------------------------------------------------------------
Statistical Cut-Off Date Loan Principal Balance                               $1,036,067,394.39
Aggregate Number of Loans                                                                 9,819
Average Original Loan Principal Balance                                              $109,314.71       $10,500.50      $602,523.67
Average Statistical Cut-Off Date Loan Principal Balance                              $105,516.59        $5,102.38      $591,014.49
Weighted Average Original Combined LTV                                                   100.17%            6.09%          115.00%
Weighted Average Interest Rate                                                            9.467%           7.000%          16.033%
Weighted Average Remaining Term to Maturity (months)                                        301               12              350
Weighted Average FICO Credit Score                                                          615              483              806
----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Percent of Statistical
                                                                                                       Cut-Off Date
                                                                                                    Principal Balance
                                                                                                    -----------------
         Product Type                                          Fixed Rate                                   100.00%

         Fully Amortizing Mortgage Loans                                                                    100.00%

         Lien Priority                                         First                                         93.25%
                                                               Second                                         6.75%

         Occupancy Type                                        Primary Residence                             99.77%
                                                               Investor Property                              0.23%


         Geographical Distribution (Top 5)                     California                                     9.79%
                                                               New York                                       9.68%
                                                               Ohio                                           8.45%
                                                               Florida                                        7.87%
                                                               Pennsylvania                                   7.16%

         Number of States                                                                                        42

         Loans with Prepayment Penalties                                                                     82.75%
----------------------------------------------------------------------------------------------------------------------------------









-------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

-------------------------------------------------------------------------------
Household Home Equity Loan Trust 2004-1
Closed-End Home Equity Loan Asset-Backed Notes, Series 2004-1
$877,689,000 (approximate)                                            HOUSEHOLD
-------------------------------------------------------------------------------



        Original Principal Balances

----------------------------------------------------------------------------------------------------------------------------------
                                                                       Principal Balance                % of Aggregate
                                                                       Outstanding as of              Principal Balance
              Range of                          Number                  the Statistical            Outstanding as of the
   Original Principal Balances ($)              of Loans                Cut-Off Date             Statistical Cut-Off Date
----------------------------------------------------------------------------------------------------------------------------------

Up to 50,000.00                                    1,714                 $53,992,125.28                             5.21%
----------------------------------------------------------------------------------------------------------------------------------
50,000.01 - 100,000.00                             3,555                 257,075,631.97                            24.81
----------------------------------------------------------------------------------------------------------------------------------
100,000.01 - 150,000.00                            2,437                 290,426,688.58                            28.03
----------------------------------------------------------------------------------------------------------------------------------
150,000.01 - 200,000.00                            1,223                 204,797,109.47                            19.77
----------------------------------------------------------------------------------------------------------------------------------
200,000.01 - 250,000.00                              477                 103,544,160.76                             9.99
----------------------------------------------------------------------------------------------------------------------------------
250,000.01 - 300,000.00                              221                  58,489,804.47                             5.65
----------------------------------------------------------------------------------------------------------------------------------
300,000.01 and Greater                               192                  67,741,873.86                             6.54
----------------------------------------------------------------------------------------------------------------------------------
               Total:                              9,819              $1,036,067,394.39                           100.00%
==================================================================================================================================



        Average Original Principal Balance: $109,314.71
        Minimum Original Principal Balance: $10,500.50
        Maximum Original Principal Balance: $602,523.67


         Current Principal Balances

----------------------------------------------------------------------------------------------------------------------------------
                                                                       Principal Balance                % of Aggregate
                                                                       Outstanding as of              Principal Balance
              Range of                          Number                  the Statistical            Outstanding as of the
   Current Principal Balances ($)              of Loans                Cut-Off Date             Statistical Cut-Off Date
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Up to 50,000.00                                    1,926                 $63,500,102.61                             6.13%
----------------------------------------------------------------------------------------------------------------------------------
50,000.01 - 100,000.00                             3,562                 267,958,170.96                            25.86
----------------------------------------------------------------------------------------------------------------------------------
100,000.01 - 150,000.00                            2,355                 289,652,936.79                            27.96
----------------------------------------------------------------------------------------------------------------------------------
150,000.01 - 200,000.00                            1,139                 195,258,867.54                            18.85
----------------------------------------------------------------------------------------------------------------------------------
200,000.01 - 250,000.00                              460                 102,081,198.24                             9.85
----------------------------------------------------------------------------------------------------------------------------------
250,000.01 - 300,000.00                              197                  53,166,214.27                             5.13
----------------------------------------------------------------------------------------------------------------------------------
300,000.01 and Greater                               180                  64,449,903.98                             6.22
----------------------------------------------------------------------------------------------------------------------------------
                    Total:                         9,819              $1,036,067,394.39                           100.00%
==================================================================================================================================


        Average Current Principal Balance: $105,516.59
        Minimum Current Principal Balance: $5,102.38
        Maximum Current Principal Balance: $591,014.49












-------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

-------------------------------------------------------------------------------
Household Home Equity Loan Trust 2004-1
Closed-End Home Equity Loan Asset-Backed Notes, Series 2004-1
$877,689,000 (approximate)                                            HOUSEHOLD
-------------------------------------------------------------------------------



        Current Interest Rates

----------------------------------------------------------------------------------------------------------------------------------
                                                                            Principal Balance                % of Aggregate
                                                                           Outstanding as of              Principal Balance
                  Range of                           Number of               the Statistical            Outstanding as of the
          Current Interest Rates (%)                   Loans                 Cut-Off Date             Statistical Cut-Off Date
----------------------------------------------------------------------------------------------------------------------------------
7.000 - 7.999                                            1,871               $296,546,061.44                           28.62%
----------------------------------------------------------------------------------------------------------------------------------
8.000 - 8.999                                            1,211                160,763,281.33                           15.52
----------------------------------------------------------------------------------------------------------------------------------
9.000 - 9.999                                            1,763                201,624,994.92                           19.46
----------------------------------------------------------------------------------------------------------------------------------
10.000 - 10.999                                          2,391                229,085,956.31                           22.11
----------------------------------------------------------------------------------------------------------------------------------
11.000 - 11.999                                          1,171                 83,430,853.83                            8.05
----------------------------------------------------------------------------------------------------------------------------------
12.000 - 12.999                                            687                 36,911,301.64                            3.56
----------------------------------------------------------------------------------------------------------------------------------
13.000 - 13.999                                            453                 17,939,918.80                            1.73
----------------------------------------------------------------------------------------------------------------------------------
14.000 - 14.999                                            254                  9,158,910.57                            0.88
----------------------------------------------------------------------------------------------------------------------------------
15.000 - 15.999                                             17                    579,229.42                            0.06
----------------------------------------------------------------------------------------------------------------------------------
16.000 - 16.999                                              1                     26,886.13                            0.00
----------------------------------------------------------------------------------------------------------------------------------
               Total:                                    9,819             $1,036,067,394.39                          100.00%
==================================================================================================================================


        Weighted Average Interest Rate: 9.467%
        Minimum Interest Rate: 7.000%
        Maximum Interest Rate: 16.033%

















-------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

-------------------------------------------------------------------------------
Household Home Equity Loan Trust 2004-1
Closed-End Home Equity Loan Asset-Backed Notes, Series 2004-1
$877,689,000 (approximate)                                            HOUSEHOLD
-------------------------------------------------------------------------------


        Combined Original Loan-to-Value Ratio

----------------------------------------------------------------------------------------------------------------------------------
                                                                      Principal Balance                % of Aggregate
                                                                      Outstanding as of              Principal Balance
                Range of                          Number of            the Statistical            Outstanding as of the
Combined Original Loan-to-Value Ratio (%)           Loans              Cut-Off Date             Statistical Cut-Off Date
----------------------------------------------------------------------------------------------------------------------------------
Up to 30.00                                              53                $2,255,970.21                           0.22%
----------------------------------------------------------------------------------------------------------------------------------
30.01 - 40.00                                            61                 2,995,466.56                           0.29
----------------------------------------------------------------------------------------------------------------------------------
40.01 - 50.00                                            91                 5,061,362.71                           0.49
----------------------------------------------------------------------------------------------------------------------------------
50.01 - 60.00                                           147                 9,275,198.46                           0.90
----------------------------------------------------------------------------------------------------------------------------------
60.01 - 70.00                                           240                19,670,252.37                           1.90
----------------------------------------------------------------------------------------------------------------------------------
70.01 - 80.00                                           367                30,331,393.86                           2.93
----------------------------------------------------------------------------------------------------------------------------------
80.01 - 90.00                                           729                67,841,937.93                           6.55
----------------------------------------------------------------------------------------------------------------------------------
90.01 - 100.00                                        1,668               179,155,737.24                          17.29
----------------------------------------------------------------------------------------------------------------------------------
100.01 - 110.00                                       5,682               639,071,509.27                          61.68
----------------------------------------------------------------------------------------------------------------------------------
110.01 - 115.00                                         781                80,408,565.78                           7.76
----------------------------------------------------------------------------------------------------------------------------------
                       Total:                         9,819            $1,036,067,394.39                         100.00%
==================================================================================================================================


        Weighted Average Combined Original Loan-to-Value Ratio: 100.17% Minimum Combined Original Loan-to-Value Ratio: 6.09%
        Maximum Combined Original Loan-to-Value Ratio: 115.00%















-------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

-------------------------------------------------------------------------------
Household Home Equity Loan Trust 2004-1
Closed-End Home Equity Loan Asset-Backed Notes, Series 2004-1
$877,689,000 (approximate)                                            HOUSEHOLD
-------------------------------------------------------------------------------



     Geographic Distribution

----------------------------------------------------------------------------------------------------------------------------------
                                                                                Principal Balance                % of Aggregate
                                                                                Outstanding as of              Principal Balance
                                                            Number                the Statistical            Outstanding as of the
                State                                      of Loans               Cut-Off Date             Statistical Cut-Off Date
----------------------------------------------------------------------------------------------------------------------------------
Alabama                                                         139                $11,053,047.52                         1.07%
----------------------------------------------------------------------------------------------------------------------------------
Arizona                                                         157                 17,811,865.18                         1.72
----------------------------------------------------------------------------------------------------------------------------------
California                                                      724                101,400,283.77                         9.79
----------------------------------------------------------------------------------------------------------------------------------
Colorado                                                        131                 19,292,690.13                         1.86
----------------------------------------------------------------------------------------------------------------------------------
Connecticut                                                     130                 13,419,932.03                         1.30
----------------------------------------------------------------------------------------------------------------------------------
Delaware                                                         67                  7,688,042.72                         0.74
----------------------------------------------------------------------------------------------------------------------------------
Florida                                                         781                 81,567,931.60                         7.87
----------------------------------------------------------------------------------------------------------------------------------
Georgia                                                         228                 22,993,095.61                         2.22
----------------------------------------------------------------------------------------------------------------------------------
Hawaii                                                           50                  8,086,945.92                         0.78
----------------------------------------------------------------------------------------------------------------------------------
Idaho                                                           113                  9,906,749.56                         0.96
----------------------------------------------------------------------------------------------------------------------------------
Indiana                                                         242                 21,885,108.79                         2.11
----------------------------------------------------------------------------------------------------------------------------------
Iowa                                                             61                  3,892,624.81                         0.38
----------------------------------------------------------------------------------------------------------------------------------
Kentucky                                                        111                  9,064,525.73                         0.87
----------------------------------------------------------------------------------------------------------------------------------
Louisiana                                                       111                 10,856,468.93                         1.05
----------------------------------------------------------------------------------------------------------------------------------
Maine                                                            40                  4,405,810.73                         0.43
----------------------------------------------------------------------------------------------------------------------------------
Maryland                                                        375                 48,598,850.38                         4.69
----------------------------------------------------------------------------------------------------------------------------------
Massachusetts                                                   118                 15,935,277.60                         1.54
----------------------------------------------------------------------------------------------------------------------------------
Michigan                                                        387                 41,381,837.15                         3.99
----------------------------------------------------------------------------------------------------------------------------------
Minnesota                                                       103                 13,252,243.33                         1.28
----------------------------------------------------------------------------------------------------------------------------------
Missouri                                                        435                 39,311,236.21                         3.79
----------------------------------------------------------------------------------------------------------------------------------
Montana                                                          48                  4,819,041.46                         0.47
----------------------------------------------------------------------------------------------------------------------------------
Nebraska                                                         73                  6,086,702.69                         0.59
----------------------------------------------------------------------------------------------------------------------------------
Nevada                                                           75                 10,462,242.48                         1.01
----------------------------------------------------------------------------------------------------------------------------------
New Hampshire                                                    44                  5,763,257.25                         0.56
----------------------------------------------------------------------------------------------------------------------------------
New Jersey                                                      255                 37,157,370.44                         3.59
----------------------------------------------------------------------------------------------------------------------------------
New Mexico                                                       84                  7,636,769.56                         0.74
----------------------------------------------------------------------------------------------------------------------------------
New York                                                      1,121                100,268,713.74                         9.68
----------------------------------------------------------------------------------------------------------------------------------
Ohio                                                            904                 87,566,187.07                         8.45
----------------------------------------------------------------------------------------------------------------------------------
Oklahoma                                                        251                 19,677,578.11                         1.90
----------------------------------------------------------------------------------------------------------------------------------
Oregon                                                          129                 15,695,659.57                         1.51
----------------------------------------------------------------------------------------------------------------------------------
Pennsylvania                                                    779                 74,132,376.00                         7.16
----------------------------------------------------------------------------------------------------------------------------------
Rhode Island                                                     22                  3,302,668.66                         0.32
----------------------------------------------------------------------------------------------------------------------------------
South Carolina                                                  207                 18,322,999.47                         1.77
----------------------------------------------------------------------------------------------------------------------------------
South Dakota                                                     23                  2,374,895.68                         0.23
----------------------------------------------------------------------------------------------------------------------------------
Tennessee                                                       183                 17,614,366.19                         1.70
----------------------------------------------------------------------------------------------------------------------------------
Utah                                                            107                 12,425,487.05                         1.20
----------------------------------------------------------------------------------------------------------------------------------
Vermont                                                           7                    664,269.32                         0.06
----------------------------------------------------------------------------------------------------------------------------------
Virginia                                                        526                 56,102,039.61                         5.41
----------------------------------------------------------------------------------------------------------------------------------
Washington                                                      245                 31,734,438.34                         3.06
----------------------------------------------------------------------------------------------------------------------------------
West Virginia                                                    62                  4,122,645.47                         0.40
----------------------------------------------------------------------------------------------------------------------------------
Wisconsin                                                       150                 16,406,343.82                         1.58
----------------------------------------------------------------------------------------------------------------------------------
Wyoming                                                          21                  1,926,774.71                         0.19
----------------------------------------------------------------------------------------------------------------------------------
               Total:                                         9,819             $1,036,067,394.39                       100.00%
----------------------------------------------------------------------------------------------------------------------------------


        Number of States Represented: 42




-------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

-------------------------------------------------------------------------------
Household Home Equity Loan Trust 2004-1
Closed-End Home Equity Loan Asset-Backed Notes, Series 2004-1
$877,689,000 (approximate)                                            HOUSEHOLD
-------------------------------------------------------------------------------



        Occupancy Type

----------------------------------------------------------------------------------------------------------------------------------
                                                                               Principal Balance                % of Aggregate
                                                                               Outstanding as of              Principal Balance
                                                            Number               the Statistical            Outstanding as of the
                Occupancy Type                             of Loans              Cut-Off Date             Statistical Cut-Off Date
----------------------------------------------------------------------------------------------------------------------------------
Primary Residence                                             9,790             $1,033,714,674.11                          99.77%
----------------------------------------------------------------------------------------------------------------------------------
Investor Property                                                29                  2,352,720.28                           0.23
----------------------------------------------------------------------------------------------------------------------------------
               Total:                                         9,819             $1,036,067,394.39                         100.00%
==================================================================================================================================



        Lien Position

----------------------------------------------------------------------------------------------------------------------------------
                                                                                Principal Balance                % of Aggregate
                                                                                 Outstanding as of             Principal Balance
                                                            Number                the Statistical            Outstanding as of the
               Lien Position                               of Loans                Cut-Off Date           Statistical Cut-Off Date
----------------------------------------------------------------------------------------------------------------------------------
First Lien                                                    8,243               $966,095,920.68                          93.25%
----------------------------------------------------------------------------------------------------------------------------------
Second Lien                                                   1,576                 69,971,473.71                           6.75
----------------------------------------------------------------------------------------------------------------------------------
               Total:                                         9,819             $1,036,067,394.39                         100.00%
==================================================================================================================================

















-------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

-------------------------------------------------------------------------------
Household Home Equity Loan Trust 2004-1
Closed-End Home Equity Loan Asset-Backed Notes, Series 2004-1
$877,689,000 (approximate)                                            HOUSEHOLD
-------------------------------------------------------------------------------



        Remaining Term to Stated Maturity

----------------------------------------------------------------------------------------------------------------------------------
                                                                                Principal Balance                % of Aggregate
                                                                                Outstanding as of              Principal Balance
     Remaining Term to Stated Maturity                      Number               the Statistical            Outstanding as of the
                   (Months)                                of Loans              Cut-Off Date             Statistical Cut-Off Date
----------------------------------------------------------------------------------------------------------------------------------

1 - 60                                                           38                   $962,018.74                         0.09%
----------------------------------------------------------------------------------------------------------------------------------
61 - 120                                                        331                 17,121,615.41                         1.65
----------------------------------------------------------------------------------------------------------------------------------
121 - 180                                                     1,298                 77,955,809.89                         7.52
----------------------------------------------------------------------------------------------------------------------------------
181 - 240                                                     1,764                144,047,926.41                        13.90
----------------------------------------------------------------------------------------------------------------------------------
241 - 300                                                       474                 54,687,131.60                         5.28
----------------------------------------------------------------------------------------------------------------------------------
301 - 360                                                     5,914                741,292,892.34                        71.55
----------------------------------------------------------------------------------------------------------------------------------
                    Total:                                    9,819             $1,036,067,394.39                       100.00%
==================================================================================================================================

        Weighted Average Remaining Term: 301 Months
        Minimum Remaining Term: 12 months
        Maximum Remaining Term: 350 months


















-------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

-------------------------------------------------------------------------------
Household Home Equity Loan Trust 2004-1
Closed-End Home Equity Loan Asset-Backed Notes, Series 2004-1
$877,689,000 (approximate)                                            HOUSEHOLD
-------------------------------------------------------------------------------



        Year of Origination

----------------------------------------------------------------------------------------------------------------------------------
                                                                                Principal Balance                % of Aggregate
                                                                                Outstanding as of              Principal Balance
                                                             Number               the Statistical            Outstanding as of the
           Year of Origination Date                        of Loans               Cut-Off Date            Statistical Cut-Off Date
----------------------------------------------------------------------------------------------------------------------------------
2000                                                            640                $42,479,758.76                         4.10%
----------------------------------------------------------------------------------------------------------------------------------
2001                                                          1,946                177,040,501.19                        17.09
----------------------------------------------------------------------------------------------------------------------------------
2002                                                          3,093                305,373,970.83                        29.47
----------------------------------------------------------------------------------------------------------------------------------
2003                                                          4,140                511,173,163.61                        49.34
----------------------------------------------------------------------------------------------------------------------------------
               Total:                                         9,819             $1,036,067,394.39                       100.00%
==================================================================================================================================


        FICO Credit Scores(1)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                Principal Balance                % of Aggregate
                                                                                Outstanding as of              Principal Balance
                                                             Number               the Statistical            Outstanding as of the
          Range of FICO Credit Scores                       of Loans              Cut-Off Date            Statistical Cut-Off Date
----------------------------------------------------------------------------------------------------------------------------------
Not Available                                                   232                $24,058,514.11                         2.32%
----------------------------------------------------------------------------------------------------------------------------------
483 - 500                                                         2                    130,718.34                         0.01
----------------------------------------------------------------------------------------------------------------------------------
501 - 540                                                       813                 87,175,772.06                         8.41
----------------------------------------------------------------------------------------------------------------------------------
541 - 580                                                     1,778                187,040,425.28                        18.05
----------------------------------------------------------------------------------------------------------------------------------
581 - 620                                                     2,430                262,103,946.20                        25.30
----------------------------------------------------------------------------------------------------------------------------------
621 - 660                                                     2,665                280,647,137.51                        27.09
----------------------------------------------------------------------------------------------------------------------------------
661 - 700                                                     1,343                139,757,607.18                        13.49
----------------------------------------------------------------------------------------------------------------------------------
701 - 806                                                       556                 55,153,273.71                         5.32
----------------------------------------------------------------------------------------------------------------------------------
                    Total:                                    9,819             $1,036,067,394.39                       100.00%
==================================================================================================================================


        Non-Zero Weighted Average FICO Credit Score: 615(2)
        Non-Zero Minimum FICO Credit Score: 483
        Maximum FICO Credit Score: 806

        (1) The FICO Credit Scores presented represent the scores entered into the first borrower's field in HFC's or its subsidiary's electronic records at the time of application. These scores may be the higher or the lower of the FICO Credit Scores for co-borrowers of a home equity loan and may not be the score assigned to the primary obligor on the loan. Household does not use FICO Credit Scores as a primary basis of its credit decision but evaluates credit-worthiness based upon a proprietary internal credit-scoring model.

        (2) Weighted Average FICO Credit Score and minimum excluding loans without a FICO Credit score.













-------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

-------------------------------------------------------------------------------
Household Home Equity Loan Trust 2004-1
Closed-End Home Equity Loan Asset-Backed Notes, Series 2004-1
$877,689,000 (approximate)                                            HOUSEHOLD
-------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                            BOND SUMMARY (To Call)
---------------------------------------------------------------------------------------------------------------------------------
Class A
PPC                                             0%          50%         75%         100%        125%        150%        200%
  Average Life (Years)                         8.34        4.30         3.00        2.25        1.72        1.28        0.92
  Modified Duration (at par)                   7.63        4.02         2.86        2.16        1.66        1.25        0.90
  First Principal Payment Date               08/20/04    08/20/04     08/20/04    08/20/04    08/20/04    08/20/04    08/20/04
  Last Principal Payment Date                07/20/14    07/20/14     09/20/11    12/20/09    10/20/08    03/20/07    06/20/06
  Principal Payment Window (Months)             120         120          86          65          51          32          23

Class M
PPC                                             0%          50%         75%         100%        125%        150%        200%
  Average Life (Years)                         8.34        4.30         3.00        2.25        1.72        1.28        0.92
  Modified Duration (at par)                   7.54        3.98         2.84        2.15        1.66        1.24        0.90
  First Principal Payment Date               08/20/04    08/20/04     08/20/04    08/20/04    08/20/04    08/20/04    08/20/04
  Last Principal Payment Date                07/20/14    07/20/14     09/20/11    12/20/09    10/20/08    03/20/07    06/20/06
  Principal Payment Window (Months)             120         120          86          65          51          32          23

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                          BOND SUMMARY (To Maturity)
---------------------------------------------------------------------------------------------------------------------------------
Class A
PPC                                             0%          50%         75%         100%        125%        150%        200%
  Average Life (Years)                         10.78       4.54         3.22        2.43        1.87        1.34        0.96
  Modified Duration (at par)                   9.58        4.22         3.04        2.32        1.80        1.30        0.94
  First Principal Payment Date               08/20/04    08/20/04     08/20/04    08/20/04    08/20/04    08/20/04    08/20/04
  Last Principal Payment Date                07/20/21    12/20/17     10/20/14    08/20/12    01/20/11    02/20/08    02/20/07
  Principal Payment Window (Months)             204         161         123          97          78          43          31

Class M
PPC                                             0%          50%         75%         100%        125%        150%        200%
  Average Life (Years)                         10.78       4.54         3.22        2.43        1.87        1.34        0.96
  Modified Duration (at par)                   9.44        4.18         3.02        2.31        1.79        1.30        0.94
  First Principal Payment Date               08/20/04    08/20/04     08/20/04    08/20/04    08/20/04    08/20/04    08/20/04
  Last Principal Payment Date                07/20/21    12/20/17     10/20/14    08/20/12    01/20/11    02/20/08    02/20/07
  Principal Payment Window (Months)             204         161         123          97          78          43          31

---------------------------------------------------------------------------------------------------------------------------------








-------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

-------------------------------------------------------------------------------
Household Home Equity Loan Trust 2004-1
Closed-End Home Equity Loan Asset-Backed Notes, Series 2004-1
$877,689,000 (approximate)                                            HOUSEHOLD
-------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                            AVAILABLE FUNDS CAP (1)
----------------------------------------------------------------------------------------------------------------------------

============================================================================================================================
                Payment    Available  Class A Cap    Class M                 Payment    Available     Class A     Class M
   Period        Date      Funds Cap      (2)        Cap (2)     Period       Date      Funds Cap     Cap (2)     Cap (2)
============================================================================================================================
      1        8/20/2004     9.276       9.276        9.276        35       6/20/2007     8.648        8.648       8.648
      2        9/20/2004     8.673       8.673        8.673        36       7/20/2007     8.936        8.936       8.936
      3       10/20/2004     8.958       8.958        8.958        37       8/20/2007     8.648       47.936      48.858
      4       11/20/2004     8.666       8.666        8.666        38       9/20/2007     8.647       28.074      28.533
      5       12/20/2004     8.952       8.952        8.952        39      10/20/2007     8.935       29.017      29.495
      6        1/20/2005     8.660       8.660        8.660        40      11/20/2007     8.647       28.089      28.554
      7        2/20/2005     8.658       8.658        8.658        41      12/20/2007     8.934       29.033      29.516
      8        3/20/2005     9.585       9.585        9.585        42       1/20/2008     8.646       28.104      28.575
      9        4/20/2005     8.656       8.656        8.656        43       2/20/2008     8.645       28.112      28.586
     10        5/20/2005     8.945       8.945        8.945        44       3/20/2008     9.241       30.058      30.568
     11        6/20/2005     8.656       8.656        8.656        45       4/20/2008     8.645       28.127      28.607
     12        7/20/2005     8.944       8.944        8.944        46       5/20/2008     8.932       29.073      29.572
     13        8/20/2005     8.655       8.655        8.655        47       6/20/2008     8.644       28.143      28.629
     14        9/20/2005     8.655       8.655        8.655        48       7/20/2008     8.931       29.090      29.595
     15       10/20/2005     8.943       8.943        8.943        49       8/20/2008     8.643       28.159      28.652
     16       11/20/2005     8.654       8.654        8.654        50       9/20/2008     8.642       28.168      28.664
     17       12/20/2005     8.943       8.943        8.943        51      10/20/2008     8.930       29.116      29.631
     18        1/20/2006     8.654       8.654        8.654        52      11/20/2008     8.642       28.185      28.687
     19        2/20/2006     8.654       8.654        8.654        53      12/20/2008     8.929       29.134      29.656
     20        3/20/2006     9.580       9.580        9.580        54       1/20/2009     8.641       28.203      28.711
     21        4/20/2006     8.653       8.653        8.653        55       2/20/2009     8.640       28.211      28.723
     22        5/20/2006     8.941       8.941        8.941        56       3/20/2009     9.565       31.244      31.814
     23        6/20/2006     8.652       8.652        8.652        57       4/20/2009     8.639       28.230      28.748
     24        7/20/2006     8.941       8.941        8.941        58       5/20/2009     8.927       29.180      29.719
     25        8/20/2006     8.652       8.652        8.652        59       6/20/2009     8.638       28.248      28.773
     26        9/20/2006     8.651       8.651        8.651        60       7/20/2009     8.926       29.200      29.746
     27       10/20/2006     8.940       8.940        8.940        61       8/20/2009     8.637       28.267      28.799
     28       11/20/2006     8.651       8.651        8.651        62       9/20/2009     8.637       28.277      28.812
     29       12/20/2006     8.939       8.939        8.939        63      10/20/2009     8.924       29.230      29.786
     30        1/20/2007     8.650       8.650        8.650        64      11/20/2009     8.636       28.297      28.839
     31        2/20/2007     8.650       8.650        8.650        65      12/20/2009     8.923       29.250      29.814
     32        3/20/2007     9.576       9.576        9.576
     33        4/20/2007     8.649       8.649        8.649
     34        5/20/2007     8.937       8.937        8.937
============================================================================================================================

1) Assumes that 1-month LIBOR instantaneously increases to 20.00% and run at the pricing speed.
2)  Includes Supplemental Interest Amounts.





-------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof.
Please refer to the important information and qualifications on the second page hereof when reviewing this information.






                                                                28